UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 25, 2012

ORBITAL SCIENCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14279	06-1209561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45101 Warp Drive, Dulles, Virginia 20166
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (703) 406-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below under Item 5.07, on April 25, 2012, the stockholders of Orbital Sciences Corporation (“Orbital” or the “Company”) approved an amendment and restatement of Orbital’s 2005 Stock Incentive Plan (the “Amended 2005 Plan”).  Orbital’s Board of Directors previously approved the Amended 2005 Plan on January 26, 2012, subject to stockholder approval.

The Amended 2005 Plan increases the number of shares of Orbital common stock authorized for issuance by 2.5 million, thereby increasing the total number of shares authorized to 5 million.  The Amended 2005 Plan also contains a number of revisions to its terms to conform to changing applicable law and regulations and current corporate governance practices.  A description of the Amended 2005 Plan is set forth under “Proposal 4 - Approval of the Orbital Sciences Corporation Amended and Restated 2005 Stock Incentive Plan” in the Company’s amended and restated definitive proxy statement filed with the Securities and Exchange Commission on March 15, 2012, and is incorporated herein by reference.  A copy of the Amended 2005 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Orbital held its annual meeting of stockholders on April 25, 2012 (the “Annual Meeting”).  At the Annual Meeting, four proposals were submitted to, and approved by, Orbital’s stockholders.  The proposals are described in more detail in Orbital’s amended and restated definitive proxy statement for the Annual Meeting filed with the Commission on March 15, 2012.  The final voting results were as follows:

Proposal 1

Orbital’s stockholders elected the following five directors to serve for three-year terms expiring at the 2015 annual meeting of stockholders and until their respective successors are elected and qualified or until their death, removal or resignation.  The voting results are set forth below.

	For	Against	Abstain	Broker Non-Vote
Robert M. Hanisee	46,322,917	1,090,881	54,740	5,707,118
James G. Roche	47,081,585	342,189	54,764	5,707,118
Harrison H. Schmitt	44,939,899	2,484,217	54,422	5,707,118
James R. Thompson	45,655,198	1,765,195	58,145	5,707,118
Scott L. Webster	38,574,888	8,858,358	45,292	5,707,118

Proposal 2

Orbital’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The voting results are set forth below.

For	Against	Abstain	Broker Non-Vote
51,412,873	1,747,167	25,616	—

Proposal 3

Orbital’s stockholders approved, by an advisory vote, the compensation paid to the Company’s named executive officers.  The voting results are set forth below.

For	Against	Abstain	Broker Non-Vote
43,805,988	3,606,114	66,436	5,707,118

Proposal 4

As described above, Orbital’s stockholders approved a proposal to amend and restate the Company’s 2005 Stock Incentive Plan.  The voting results are set forth below.

For	Against	Abstain	Broker Non-Vote
40,513,736	6,899,115	65,687	5,707,118

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	Orbital Sciences Corporation Amended and Restated 2005 Stock Incentive Plan.
10.2	Form of Stock Unit Agreement under the Amended and Restated 2005 Stock Incentive Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION (Registrant)
By: /s/Susan Herlick
Date: May 1, 2012	Susan Herlick Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Orbital Sciences Corporation Amended and Restated 2005 Stock Incentive Plan.
10.2	Form of Stock Unit Agreement under the Amended and Restated 2005 Stock Incentive Plan.